Exhibit 10.6

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT MARKED *CONFIDENTIAL* HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED "CONFIDENTIAL", HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

委托生产合同书
COMMISSIONED PROCESSING CONTRACT

关于
OF

盐酸纳曲酮胶囊或片剂
NALTREXONE HYDROCHLORIDE CAPSULES

日期：2013 年[ ]月[ ]日
DATED [ ][ ], 2013

达成于
BETWEEN

TNI 生物技术有限公司
TNI BIOTECH, INC.

和
AND

湖北潜江制药股份有限公司
HUBEI QIANJIANG PHARMACEUTICAL CO., LTD.

本合同（下称"合同"）达成于：
This Commissioned Processing Contract of Naltrexone Hydrochloride Capsules (the "Contract") is entered:

以下各方之间：
BY AND BETWEEN:

TNI Biotech, Inc.（下称"甲方"），一家根据美利坚合众国（下称"美国"）佛罗里达州法律成立的股份有限公司，其注册地点为 6701 Democracy Blvd. Suite 300, Bethesda, MD 20817 美国，在此正式授权 **Noreen McGurrin Griffin** 女士为代表人。
TNI Biotech, Inc. ("Party A"),, a company established under the laws of the State of Florida of the United States of America (the "United States"), having its registered office at 4 6701 Democracy Blvd. Suite 300, Bethesda, MD 20817, USA, represented by **Ms. Noreen McGurrin Griffin**, (Executive) duly empowered for the purpose hereof,

一方
ON THE ONE HAND

和
And

湖北潜江制药股份有限公司（下称"乙方"）一家根据中华人民共和国（下称"中国"）法律成立的股份有限公司，其注册地点和通讯地址为中国湖北省潜江市章华南路特 1 号，邮政编码 433133，在此正式授权**叶继革先生**为代表人。
Hubei Qianjiang Pharmaceutical Co., Ltd.("Party B"), a company established under the laws of the People's Republic of China (hereinafter referred to as "China" or the "PRC"), having its registered office and mailing address at A1 Zhanghua South Road, Qianjiang City, Hubei Province 433133, PRC, represented by **Mr. Ye Jige**, duly empowered for the purpose hereof,

另一方
ON THE SECOND HAND

甲方和乙方在以下单独提及时称为"一方"，同时提及时称为"各方"
Party A and Party B are hereinafter referred to individually as a "Party" and collectively as the "Parties".

鉴于 WHEREAS

(i) 乙方拥有合法生产药品的资质；
Party B is legally qualified to produce pharmaceuticals;

(ii) 甲方同意委托乙方生产药品盐酸纳曲酮胶囊或片剂（下称"目标产品"）并向甲方支付加工费。
Party A agrees to buy commissioned pharmaceutical processing of naltrexone hydrochloride capsules or tablets (the "Target Product") and pay Party B processing charges.

因此，各方现达成以下协议：
NOW THEREFORE THE PARTIES hereby reach the following agreement:

1. 委托生产药品
Drug for Commissioned Processing

1.1. 药品名称： 盐酸纳曲酮胶囊或片剂
Name of drug: Naltrexone Hydrochloride Capsules or Tablets
Trade Name IRT-103 (LDN)

1.2. 适应症：本品用于治疗艾滋病等。
The Indications: The drug, Naltrexone Hydrochloride Capsules, is used in the treatment of Indication: Naltrexone Hydrochloride Capsules, is used in the treatment of HIV/AIDS, Kaposi Sarcoma, Lymphoma, Ovarian Caner, Epithelial, Germ Cell Tumor, Low Malignant Potential Tumor, Crohn's Disease, Irritable Bowel Syndrome (IBS), Prostate Cancer, Pancreatic Caner, Pancreatic Neuroendoctine Tumors, Multiple Sclerosis and Herpes.

1.3. 规格：胶囊和片剂规格均为[##] mg
Specification [*Confidential Portion Omitted and Filed Separately with the SEC Pursuant to a Request for Confidential Information (hereinafter "intentionally omitted- confidential")*] mg capsule or tablet

1.4. 包装规格：胶囊剂：[*intentionally omitted- confidential*] 粒/板，[*intentionally omitted- confidential*] 板/盒，[*intentionally omitted- confidential*] 盒/箱；片剂：根据市场需要另行协商。
Packing Specification: [*intentionally omitted- confidential*] capsules per board, [*intentionally omitted- confidential*] board per carton, [*intentionally omitted- confidential*] cartons per box.

1.5. 技术标准：工艺处方、质量标准、药品说明书见附件。

Technical Standard: Specific prescription, quality standard and insert sheet are found in attachment.

2. **委托生产数量、加工费及其支付方式及期限**
Quantity of Commissioned Processing, Processing Charges, Terms of Payment and Valid Period

2.1 委托生产数量：甲方年委托目标产品生产量不低于[*intentionally omitted-confidential*] 万粒，本合同生效后[*intentionally omitted- confidential*] 天内甲方每月委托生产量不低于 [*intentionally omitted- confidential*] 万粒。如果甲方年委托生产量低于目标产品最低量的 [*intentionally omitted- confidential*]，本合同条款双方另行协商；如果甲方年委托生产量超过乙方的实际生产能力或者由于甲方生产调度的需要，甲方同意由乙方关联的制药企业------湖北武当药业有限责任公司完成受托加工产品生产量，乙方不得再委托其它企业生产，甲方也不得以任何理由委托其它企业生产。
Quantity of commissioned processing: The annual quantity of the Tartet Product of Commissioned Processing order from party A shall be no less that [*intentionally omitted- confidential*] million capsules, and the monthly quantity shall be no less than [*intentionally omitted- confidential*] capsules when TNI BioTech are in full force and effect within 120 days of the signing of the effective data of the agreement. Party B also choose Wudang Pharmceutical Co.Ltd. as candidate when production is needing.

第一年加工费达到 [*intentionally omitted- confidential*] 万美元，以后每年以 [*intentionally omitted- confidential*] 增长，最后年加工费达到 [*intentionally omitted- confidential*] 亿美元。
The initial contract is for [*intentionally omitted- confidential*] million doses a year at a value of $[*intentionally omitted- confidential*] year one the Company anticipates a growth of [*intentionally omitted- confidential*]% per annum with an estimated deliver of [*intentionally omitted- confidential*] doses a day for a total delivery of [*intentionally omitted- confidential*] doses annual with a potential of [*intentionally omitted- confidential*] USD per annum after year 4 and Party B commits that they have the ability to meet this obligation..

2.2 委托生产加工费
Processing charges

2.2.1 甲方支付给乙方的目标产品生产加工费价格按运费付至武汉天河机场（CPT Wuhan Tianhe Airport）为 [*intentionally omitted- confidential*] 美元/盒。如遇材料人工价格大幅波动，则加工费双方另行协商，原则上双方重新协商的加工费增长率不高于中国 CPI 指 数与人民币对美元的汇率增长率之和。甲方应承担

报关费、从武汉天河机场至最终目的地的运费及本协议约定的其他费用。

Processing Charges: USD [*intentionally omitted- confidential*]/carton CPT Wuhan Tianhe Airport, China, which is subject to negotiations between the Parties if there is sharp fluctuation of material price. Party A shall bear customs declaration fees, freight from Wuhan Tianhe Airport to final destination and other fees and costs to be borne by Party A according to the terms of the Contract.

2.2.2 乙方将提供甲方详细的成本分解表，包括原材料、劳动力、包装材料、费用和货运费用。只要甲方意识到可能的或实际的价格增长，乙方须通知甲方材料价格上的任何预期的、计划的或是实际的剧烈增长。剧烈增长是 20%或是更高的关于当前任何人工、材料和成本的价格增长。

Party B will provide Party A with a detailed breakdown of costs including raw materials, labor, packaging materials, fees and freight. Party B will notify Party A of any anticipated, projected or actual sharp rise in material price as soon as Party A is aware of the potential or actual rise. A sharp rise is an increase of twenty percent (20%) or more of the current price of any material or cost.

2.3 结算方式

Terms of payment

2.3.1 甲方向乙方提出《目标产品委托生产计划书》时，以电汇方式向甲方支付全额加工费。若乙方同意为甲方处理报关、安排货运，则在乙方发货前，甲方应根据乙方通知的金额和时限，向乙方支付离岸前的报关、运输费。《目标产品委托生产计划书》应包括药品名称、规格、数量、交货日期、货运最终目的地。

While submitting the *Commissioned Processing Plan of Target Product* to Party B, Party A shall pay Party B by T/T the full amount of the processing charges. If Party A asks Party B to conduct customs declaration and arrange shipping or airfreight for Party A and Party B agrees to do so, Party A shall pay Party B the customs declaration fees and freight in such amount and the within such time as notified by Party A. The *Commissioned Processing Plan of Target Product* shall include product name, specification, quantity, delivery time and final destination of airfreight.

2.3.2 在乙方收到《目标产品委托生产计划书》的 5 个工作日内（不包括美国或中国的国家法定假期），乙方需向甲方提供详细的费用分解报告，包括报关费用和运费。一旦乙方收到加工费，即开始进行与生产有关的工作。

Within five (5) business days of Party B's receipt of the the *Commissioned Processing Plan of Target Product* (excluding any days that are national holidays in the United States or China), Party B will provide Party A with a detailed breakdown of charges including customs declaration fees and freight

fees. Upon its receipt of the process charges, Party B shall begin its work relating to the commissioned processing.

2.3.3 除非乙方另外书面指定，加工费以及应由甲方向乙方支付的报关费、运费和其他费用（如有），应付至本合同第 13 条中指定的乙方的银行账户。甲方应于付款后一个工作日内将付款凭证向乙方传真或发送电子邮件。乙方收到款项后一个工作日内应向甲方以传真或电子邮件进行确认。

Unless otherwise specified by Party B in writing, the processing charges and customs declaration fees, freight and other fees to be paid by Party A to Party B, if any, shall be paid to Party B's bank account specified in the Contract. Party A shall fax or email a copy of the certificate of the payment to Party B. Party B shall send Party A a fax or email of confirmation of the receipt within one (1) business day following its receipt of the payment.

2.4 委托生产期限：本合同期限为 5 年，自本合同生效之日起计算。

Valid Period: The Contract is valid for 5 years from the effective date of the Contract. Unless notice of intention to terminate this Agreement at the end of the Initial Term is given, in writing by Executive to TNI BioTech, at least 60 days prior to the end of the initial term, or any extension period, and provided that Executive has not breached in any material fashion any of the terms of conditions of their Agreement, then this Agreement shall automatically be renewed and extended for up to three (3) consecutive two (2) year periods upon the terms and conditions set forth herein, unless different terms are agreed to between the parties in writing.

3. 合作方式及流程

Manner and Process of Cooperation

3.1 包装设计

Patents, Trademarks, Intellectual Property, Confidential Information and Package design:

3.1.1 甲方负责提供目标产品的商标图案、标识设计图案和外包装设计图案，这些图案及其组合的知识产权属于甲方所有，如涉及纠纷的，由甲方负责处理并负担费用。

Patents, Trademarks, Intellectual Property, and Confidential Information (collectively "Confidential Information") Party B shall use any of Party A's trade names or trademarks relating to Target Products (whether registered or not) only in connection with Target Products supplied by Party B to or at the direction of Party A. Party B shall not attempt to manufacture and/or sell Target Products based on Party A's formulary without Party A's prior

written consent. During the term of the Agreement, Party B agrees not to produce products competitive with Party A's formulas.

Party B acknowledges that in the performance of this Agreement, it may receive from Party A Confidential Information. Party B may only use the Confidential Information of Party A in its production of the Target Product and for no other use unless Party A consents in writing before such use.

Party B warrants that it will protect all Confidential Information as though it were protecting its own confidential information. Party B shall take all reasonably appropriate steps to safeguard Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft. Party B shall deliver to Party A on the termination of the Agreement, or at any time that Party A may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof regardless of the form thereof (including electronic, digital and optical copies)) relating to the Confidential Information or Target Product which Party B may then possess or have under its control.

3.2 生产计划
Production plan

3.2.1 甲方负责按月提出书面《目标产品委托生产计划书》(或电子文件)及付款证明。
Party A shall submit the *Commissioned Processing Plan of Target Product* in writing or electronic files every month.

3.2.2 根据提交的《目标产品委托生产计划书》,乙方将保有足够的原材料存货,从而使其能在设定的时间范围内生产和运输被要求的目标产品。一旦有任何所需的原材料发生短缺而有可能影响甲方《目标产品委托生产计划书》的,乙方应立即通知甲方。《目标产品委托生产计划书》的条款在此通过引用纳入本协议。
Based on the *Commissioned Processing Plan of Target Product* submitted by Party A, Party B shall maintain sufficient raw material inventories to enable itself to produce and deliver the required Target Product within the established time frame set forth herein. Party B shall notify Party A immediately of any anticipated raw material shortages that may affect Party A's *Commissioned Processing Plan of Target Product*. The terms and provisions of the *Commissioned Processing Plan of Target Product* is incorporated herein by reference.

3.3 物料组织
Material administration

3.3.1 乙方收到甲方提出的《目标产品委托生产计划书》且收到加工费之后，按规范组织原辅包装材料的采购和检验。原辅料及包材的质量标准执行中国的原辅料药用标准及药品包装材料标准。

Following receipt of the *Commissioned Processing Plan of Target Product* and the processing charges, Party B shall start procuring and testing of raw, auxiliary and packing materials. The quality standard of raw, auxiliary and packing materials shall be in conformity with relevant standard for pharmaceutical purposes.

3.3.2 乙方允许甲方的 QA 和 QC 副总裁亨利·伦茨医生或其他权威代表自担费用检验胶囊和目标产品的生产和包装并进行质量审核。伦茨医生要确定在生产开始之前工厂要达到所有所需的标准。

Party B will allow Dr. Henry Lenz, the Vice President of Quality Assurance and Quality Control of Party A or another authorized representative to inspect the manufacturing and packaging of capsules and the Target Product and to conduct quality audits with all expenses incurred being on the account of Party A . Dr. Lenz must confirm the factory meets all required standards before production can begin.

3.3.3 根据联邦食品药品化妆品法案 SEC. 704 (21 USC §374) "工厂检验".[1] Form FDA 483,[2]，甲方、美国食品药品监督管理局以及其他必须检验目标产品的管理方，将被授权进行检验。

Party A, the Food and Drug Administration of the United States, and any other regulatory party that must inspect the Target Product will be authorized to perform inspections under the Federal Food, Drug, and Cosmetic Act, SEC. 704 (21 USC §374) "Factory Inspection".[1] Form FDA 483,[2].

3.4 生产质量
Production quality

3.4.1 乙方负责进行生产过程控制和质量控制，并按其规定取样，按照甲方确认的目标产品执行标准检验，确保产品合格。

In production, Party B shall conduct process and quality control, preparation of samples as prescribed and inspection in accordance with the Target Product's standard confirmed by Party A to ensure the qualification of product.

3.4.2 甲方应在第 4.1.2 条约定的试生产之前，提供目标产品的处方和相应的规格（中英文），乙方依此采用符合药用标准的原材料进行生产。目标产品需根据甲方的指示和规格进行生产和/或包装。未经甲方书面同意，任何有关处方所需的原材料的变种和替代品都是不允许的。

Party A shall, before testing production as provided in Article 4.1.2, provide formulas and corresponding specifications of the Target Product in both English and Chinese, which shall be produced by Party B using raw materials of standard for pharmaceutical purposes. The Target Product shall be manufactured and/or packaged in accordance with Party A's directions and specifications. In no case will variation or substitution of raw materials from those listed in the provided formulas be permitted without the express prior written consent of Party A.

3.4.3 乙方应向（i）甲方提供各批次目标产品的出厂检验报告书，并（ii）按其规定留样，以便 12 个月期限的符合规格的测试、检验或测定。超出乙方测试设备的设计能力之外而甲方又要求的特定测试，将由甲方无偿进行，不向乙方索取费用。乙方保证、代表并担保产品在所有重要方面与商定的产品规格一致的条件下生产。

Party B shall (i) provide Party A with final quality Certificates of Analysis for all batches of the Target Product, and (ii) maintain samples of the batches produced for Party A for the purpose of testing, inspection or ascertaining compliance with specifications for a period of twelve (12) calendar months. Party A will perform any unique test required by Party A that is outside the design capability of such testing equipment of Party B at no charge to Party B. Party B guarantees, represents and warrants that the Target Product shall be manufactured in all material respects in compliance with agreed upon Target Product specifications.

3.5 交货期限

Delivery period

3.5.1 乙方收到甲方提交的书面《目标产品委托生产计划书》及加工费 60 个工作日内（不包括美国或中国的国家法定假期），负责生产完工，并及时将完工通知甲方。

Within 60 business days following receipt of the *Commissioned Processing Plan of Target Product* in writing and the processing charges (excluding any days that are national holidays in the United States or China), Party B shall complete the production and inform Party A, via fax or email, of the completion within two (2) business days following the completion.

3.5.2 甲方收到完工通知后三(3)个工作日内将目标产品的最终目的地和航班号(如

有）通知乙方。
Within three (3) business days after receipt of the completion in Article 3.5.1, Party A shall notify Party B of, or confirm, the final destination and flight number, if any.

3.5.3 若甲方委托乙方办理报关和运输，应根据乙方书面通知支付报关费、运费。
If Party A shall asks Party B to conduct customs declaration and arrangement of airfreight, Party A shall pay customs declaration fees and freight according to Party B's notice.

3.5.4 乙方应于收到甲方最终目的地通知、航班号（如适用）、报关费和运费（如适用）后，根据航班时间，将目标产品发运至武汉天河机场。
After receipt of Party A's notification of the final destination, flight number, if applicable, customs declaration fees and freight, if applicable, Party B shall deliver the Target Product at Wuhan Tianhe Airport according to flight schedule.

3.5.5 若甲方委托乙方办理报关和运输，乙方应于发运后将航班号、预计到达时间通知甲方。
If Party A shall asks Party B to conduct customs declaration and arrangement of airfreight, Party B shall inform Party A of the flight number and estimated time of arrival of the flight after shipment.

4. 甲乙双方的权利和义务
Rights and obligations of the Parties

4.1 甲方的权利与义务
Rights and obligations of party A

4.1.1 根据中国国家食品药品监管管理局《接受境外制药厂商委托加工药品备案管理规定》，甲方应向乙方提供加盖甲方公章的涉及目标产品委托生产所需资料中英文对照版。包括：（1）境外制药厂商在所在国家或者地区的商业登记证明；（2)境外制药厂商所在国家或者地区药品管理机构出具的该委托加工药品上市许可证明或有关部门出具的销售许可证明；(3)委托加工药品处方、生产工艺、质量标准；（4）委托加工药品的包装、标签和说明书式样；（5）委托方为委托代理人的，还应提供委托代理人的商业登记证明和与境外制药厂商签定的委托代理合同。其中（3）（4）项文件是乙方受托目标产品生产质量控制的唯一标准性文件。
According to *Regulation on the Filing of Commissioned Drug Processing upon the Entrustment of Foreign Pharmaceutical Manufacturers* issued by State Food and Drug Administration, Party A shall provide the information and

documents in both English and Chinese stamped with the official seal of Party A required for the commissioned processing of the Target Product. Such information and documents include (1) business registration certificate of the foreign pharmaceutical manufacturer in its state or region, (2) marketing permit from drug administration or sales permit from related officials in the state or region where the foreign pharmaceutical manufacturer is located, (3) prescriptions, process and quality standard of the product for commissioned processing, (4) samples of packaging, labels and insert sheet of the product of commissioned processing, (5) if Party A acts as an agent, the business registration certificate of the agent and its relevant agent agreement with the foreign pharmaceutical manufacturer. Among the above information and the documents, items numbered (3) and (4) shall be the ONLY standard document that Party B shall refer to in controlling the quality of the Target Product.

4.1.2 甲方负责向乙方派遣相关技术人员、管理人员，指导目标产品三个批次的试生产及检验技术交接，保证乙方工作人员掌握目标产品生产及检验技术，确保产品符合甲方提供的书面标准（每批次投料量不低于*[intentionally omitted-confidential]* 万粒）。目标产品试生产物料费用由甲方承担，乙方向甲方提供试生产目标产品的成本表。

Party A shall dispatch related technical and managerial staff to direct and supervise the testing production for three batches and transfer of inspection technology to guarantee that Party B's personnel shall grasp the production and inspection technology and ensure that the product meets the written standard provided by Party A in writing (each batch with raw materials for the production of no less than *[intentionally omitted- confidential]* capsules). Party A shall bear all the cost and expenses of raw, auxiliary and packing materials in the testing production. Party B shall provide a sheet of cost for the testing production of the Target Product.

4.1.3 如因甲方销售需要湖北省药品检验所的质检报告，由甲方自行送检（或书面委托乙方送检）并承担所需的检验费。

If a quality inspection report by Hubei Provincial institute of Pharmaceutical Inspection is required by Party A for the sale of the Target Product, Party A shall apply for the inspection itself. Party A may also entrust Party B to conduct the application, but all cost and expenses incurred shall be borne by Party A.

4.1.4 乙方将保留为甲方生产的每批次目标产品的样本，用以检验或提交 FDA 检验或是其它管理机构的检验。

Party B will maintain samples of each batch of the Target Product produced

for Party A's use for inspection or submission for inspection by the FDA or other regulatory agency.

4.1.5 甲方有权对乙方进行与目标产品相关项目的检查及质量审计，费用由甲方承担。
Party A, at its own expense, shall enjoy the right of inspection and quality auditing on items relating to the Target Product.

4.1.6 甲方有义务让乙方充分了解与目标产品或操作相关的各种问题，包括产品或操作对乙方的环境、厂房、设备、人员及其他物料或产品可能造成的危害。
Party A shall be obliged to make Party B fully understand various problems caused by Target Product or operations, including potential damages that may be affected with respect to the environment, workshop, equipment, staff and other materials or products.

4.1.7 甲方不得以任何形式在中国境内销售、使用目标产品。若甲方有意在中国销售产品，当事人需达成协议来获取许可和产品经销权，尤其是很多迹象表明甲方正着手在美国开展　期试验。
Party A shall not sell or use the Target Product in any way in China. If Party A plans to sell the product in China, the Parties need reach an agreement for licensing and distribution of the product， especially since Party A is in the process of starting phase 二 trials in the United States for a number of indications.

4.1.8 甲方承担目标产品在武汉天河机场交货后运输及甲方储存不当所发生的破损、变质等产品质量问题风险。
Such risks of quality problems as breakage or deterioration of the Target Product caused after delivery at Wuhan Tianhe Airport or unreasonable storage shall be borne by Party A.

4.1.9 甲方负责支付乙方生产的目标产品的加工费用，并承担报关费及运输费用。
Party A shall pay the processing charges of the Target Product and the customs declaration fees and freight.

4.2 乙方的权利与义务

Rights and obligations of party B

4.2.1 乙方负责按甲方提供的中文版工艺处方及产品质量标准组织生产，满足甲方委托生产数量及进度的要求。
Party B shall organize production against specific prescription in Chinese and quality standard offered by Party A in order to achieve the quantity and processing requirements of party A.

4.2.2 乙方未收到甲方的生产计划时，不得自行组织生产，也不得以任何形式在中国境内销售目标产品。
Party B shall not organize production before receipt of production plan from Party A, nor shall it sell the Target Product in any way in China.

4.2.3 乙方对甲方提供的生产技术负有保密责任。
Party B shall be obliged to keep secret of production technology offered by party A.

4.2.3.1 乙方仅可在向甲方提供目标产品或在甲方的指示下，方可使用任何甲方的商号或商标（无论注册或未注册）。未经甲方书面许可，乙方不得试图生产和/或销售基于甲方处方的产品。在本合同有效期间，乙方同意不生产与甲方处方有竞争的产品。
Party B shall use any of Party A's trade names or trademarks relating to the Target Product (whether registered or not) only in connection with the Target Product supplied by Party B to or at the direction of Party A. Party B shall not attempt to manufacture and/or sell the Target Product based on Party A's formulary without Party A's prior written consent. During the term of the Contract, Party B agrees not to produce products competitive with Party A's formulas.

4.2.3.2 乙方承认其在本协议执行过程中会收到来自甲方的机密信息。除非甲方书面许可之后，乙方才能使用甲方的机密信息用于生产目标产品和其他用途。
Party B acknowledges that in the performance of the Contract, it may receive from Party A patents, trademarks, intellectual property, and confidential information (collectively the "Confidential Information"). Party B may only use the Confidential Information of Party A in its production of the Target Product and for no other use unless Party A consents in writing before such use.

4.2.3.3 乙方保证将如同保护自身机密信息般保护所有机密信息。乙方将采取合理有效措施保证机密信息并使其免于披露、滥用、窃取信息、丢失和被偷。乙方在协议终止或是甲方要求的任何时候移交其拥有或掌握的有关机密信息和目标产品的所有备忘、笔记、计划、记录、报告、电脑带和软件及其它文件和数据（任何形式的拷贝（包括电子和光学拷贝））。
Party B warrants that it will protect all Confidential Information as though it were protecting its own confidential information. Party B shall take all reasonably appropriate steps to safeguard Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft. Party B shall deliver to Party A on the termination of the Contract, or at any time

that Party A may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof regardless of the form thereof (including electronic and optical copies)) relating to the Confidential Information or Target Product which Party B may then possess or have under its control.

4.2.4 乙方负责目标产品在湖北省食品药品监督管理局办理接受境外制药厂商委托加工药品备案手续。
Party B shall conduct the filing with Hubei Food and Drug Administration of the commissioned drug processing upon the entrustment of foreign pharmaceutical manufacturer with respect of the Target Product.

4.2.5 乙方按合同约定收取目标产品加工费，以及甲方预付的报关费、运费和检验费。根据以上第 2.2.2 条，本条所述费用明细将提交给甲方
Party B shall charge fees of processing the Target Product and fees of customs declaration, freight and inspection which shall be paid in advance by Party A. Such fees will be detailed and provided to Party A according to Article 2.2.2 above.

4.2.6 乙方承担目标产品试生产的人工、水电汽费用。
Party B shall bear the cost of employing staff and payment of water, electricity and steam.

5. 违约责任
Liability for Breach of Contract

5.1 本合同有效期内，甲、乙双方均应全面、切实履行各自的责任和义务，否则，须按本合同规定的相应条款承担违约责任；违约方给守约方造成损失的，还应当赔偿损失。
During the term of the Contract, the Parties should fully perform their the responsibilities and obligations, otherwise the defaulting Party shall bear the liability for breach of Contract and make compensation for the other Party if it suffers any losses.

5.2 因《中华人民共和国合同法》规定的不可抗力原因，导致本合同不能正常履行的，一方应及时书面通知对方，并各自承担损失，互不追究对方责任。
If the contract cannot be performed normally due to force majeure defined in *Contract Law of the People's Republic of China*, one should notify the other in writing, in which case both Parties shall bear its own losses without claiming against the other.

5.3 因甲方原因导致本合同不能正常履行的，甲方承担乙方全部损失包括但不限于：受托加工报批备案费用、增添固定资产及用具费用等。因乙方原因导致本合同不能正常履行的，乙方承担甲方全部损失。
If the Contract cannot be performed normally due to Patty A's reason, Party A shall compensate Party B for all Party B's losses including but not limited to fees of commissioned processing filing, expenses for newly purchased fixed assets and appliances. If the Contract cannot be performed normally due to Patty B's reason, Party B shall compensate Party A for all its related losses.

5.4 甲方年委托生产数量不足 *[intentionally omitted- confidential]* 万粒的，按 *[intentionally omitted- confidential]* 万粒向乙方补齐加工费。若乙方未能按《目标产品委托生产计划书》生产目标产品将被视为重大违约，乙方应赔偿甲方损失。
In the event that the annual commissioned processing quantity shall be below *[intentionally omitted- confidential]* capsules, Party A shall compensate Party B with an amount of money which enabling Party B to be paid the full amount of processing charges for *[intentionally omitted- confidential]* capsules of the Target Product within the previous one year period. If Party B cannot manufacture the Target Product pursuant to the *Commissioned Processing Plan of the Target Product*, such failure shall constitute a material breach and Party B shall compensate Party A for its losses.

6. 合同生效
Effectiveness of the Contract

6.1 本合同经双方代表签署并报湖北省食品药品监督管理局备案之日起生效。
The Contract shall be valid from the date when it is signed by the representatives of the Parties and has been filed with Hubei Food and Drug Administration.

7. 合同的修改、补充
Modification and Supplement of the Contract

7.1 本合同生效后，任何一方不得单独修改、补充，对合同条款的修改、补充需经双方协商一致，以书面的形式作出。
After its entering into force, no Party shall make one sided modification or supplement to the Contract. Any modification and supplement to the Contract shall be made only in writing with mutual agreement of the Parties.

8. 合同的解除
Cancellation of Contract

8.1 本合同生效后，因双方协商一致、不可抗力、无法克服的技术困难（经甲乙双方协商认可的）等原因可以以书面形式解除合同。
After its entering into force, the Contract can be cancelled in writing with mutual agreement, or due to force majeure or technical difficulties confirmed by the Parties.

9. 争议的解决办法
Settlement of Disputes

9.1 凡因本合同引起的或与本合同有关的任何争议，均应提交中国国际经济贸易仲裁委员会，按照申请仲裁时该会现行有效的仲裁规则进行仲裁。仲裁裁决是终局的，对双方均有约束力。
Any dispute arising from or in connection with the Contract shall be submitted to China International Economic and Trade Arbitration Commission （CIETAC） for arbitration which shall be conducted in accordance with the CIETAC's arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon both parties.

10. 适用法律
Applicable Laws

10.1 本合同适用中国法律，包括中国现行及以后不时修改的法律、法规、各级政府规章和规范性文件。
The laws of China shall be applied to the Contract. The laws herein shall include Chinese laws, regulations, rules and regulatory documents issued by government of different levels, as amended from time to time.

11. 语言
Language

11.1 本合同以中文和英文双语写成，若中文和英文版本有歧义时，以中文版本为准。
The Contract shall be written in both Chinese and English versions. In the event of any discrepancy between the two versions, the Chinese version shall prevail.

12. 项目负责人
Project representative

12.1 甲方项目负责人
Project Representative of Party A

甲方指定单风平先生为甲方之项目负责人，联系方式如下：
Mr. Shan Fengping is hereby appointed as the project representative of Party A, whose contact information is as follows:

中国医科大学免疫研究所
Immunology Research Institute, China Medical University
联系地址：沈阳市和平区北二马路 92 号，邮政编码 110001
Address: 92 Beiermalu Road, Heping District, Shenyang City 110001
电话：*intentionally omitted- confidential*
Mobile：*intentionally omitted- confidential*
电子邮件： *intentionally omitted- confidential*
E-mail: *intentionally omitted- confidential*

12.2 乙方项目负责人
Project Representative of Party B

乙方指定关意洪先生为乙方之项目负责人，联系方式如下：
Mr. Guan Yihong is appointed as the project representative of party B, whose contacting information is as following:
湖北潜江制药股份有限公司
Hubei Qianjiang Pharmaceutical Co., Ltd.
地址：中国湖北省潜江市章华南路特 1 号，邮政编码 433133
Address: A1 Zhanghua South Road, Qianjiang City, Hubei Province 433133, PRC
电话：*intentionally omitted- confidential*
Phone: *intentionally omitted- confidential*
电子邮件： *intentionally omitted- confidential*
E-mail: *intentionally omitted- confidential*

12.3 项目负责人负责本合同的履行，包括但不限于有权签署和接收与本合同有关的文件。
Project representatives shall be responsible for performance of the Contract, including but not limited to signing and receiving the documents related to the Contract.

12.4 一方变更项目负责人或其联系方式的，应当提前通知另一方。未提前通知并影响本合同履行的或造成损失的，应承担相应责任。
Any Party shall notify the other in advance when changing project representative or his contact information. Otherwise, one shall shoulder the corresponding responsibility if such delay of notification affects performance of the Contract or makes the other Party suffer losses.

13. 乙方的银行资料
Party B's Bank Details

intentionally omitted- confidential

14. 本合同一式四份，双方各执一份，其余两份报湖北省食品药品监督管理部门备案，均具有同等法律效力。
The Contract is in quadruplicate. Each Party shall hold one (1) copy of the Contract and the other two copies shall be used for filing with Hubei Food and Drug Administration. Each copy of the Contract shall be equally authoritative.

15. 本合同未尽事宜，双方另行协商并签订正式书面协议。
For issues not stipulated in the Contract, the Parties shall sign another written agreement through mutual negotiation.

以昭信守，本合同由双方于 2013 年[ ]月[ ]日在[ ]签署。
In Witness whereof the Contract is signed by the Parties in [ ] on [ ] [ ], 2013.

[*Execution page follows*]
[签署页附后]

Execution page

签　署　页

TNI 生物技术有限公司
TNI Biotech, Inc.

Noreen McGurrin Griffin 女士
Ms. Noreen McGurrin Griffin

/s/ Ms. Noreen McGurrin Griffin

湖北潜江制药股份有限公司
Hubei Qianjiang Pharmaceutical Co., Ltd.

叶继革先生
Mr. Ye Jige

/s/ Mr. Ye Jige

合作□□
ADDENDM TO
VENTURE COOPERATION
Signed October 18, 2012

关于
ON

蛋氨酸□啡□新□
NEW DRUG METHIONINE ENKEPHALIN

Dated February 24, 2013

达成于
Between

湖北潜江制□股份有限公司
HUBEI QIANJIANG PHARMACEUTICAL CO., LTD.

和
And

TNI 生物技□有限公司
TNI BIOTECH, INC.

本合作□□（下称"□□"）达成于：

This amendment (the "Amendment") is made by Hubei Qianjiang Pharmaceutical Co., Ltd and TNI BioTech, parties to the agreement dated October 18, 2012 dated (the "Agreement").

湖北潜江制□股份有限公司一家根据中□人民共和国（下称"中国"）法律成立的股份有限公司，其注册地点□中国湖北省潜江市章□南路特 1 号，□政□□ 433133，在此正式授□叶□革先生□代表人。

Hubei Qianjiang Pharmaceutical Co., Ltd., a company established under the laws of the People's Republic of China (hereinafter referred to as "China" or the "PRC"), having its registered office at A1 Zhanghua South Road, Qianjiang City, Hubei Province 433133, PRC, represented by Mr. Ye Jige, duly empowered for the purpose hereof,

下称"甲方"
hereinafter referred to as "Party A",

一方
ON THE ONE HAND

和
And

TNI Biotech. Inc.（下称"乙方"），一家根据美利坚合众国（下称"美国"）佛罗里达州法律成立的股份有限公司，其注册地点为 6701 Democracy Blvd. Suite 300Bethesda. MD 20817 美国，在此式授权 Noreen McGurrin Griffin 女士为代表人。

TNI Biotech, Inc. ("Party B"),, a company established under the laws of the State of Florida of the United States of America, having its registered office at 6701 Democracy Blvd. Suite 300 Bethesda, MD 20817, USA, represented by Ms. Noreen McGurrin Griffin, duly empowered for the purpose hereof,

另一方
ON THE SECOND HAND

甲方和乙方在以下□独提及□称□"一方"，同□提及□称□"各方"
Party A and Party B are hereinafter referred to individually as a "Party" and collectively as the "Parties".

鉴于 WHEREAS

(i) 甲方□有合法投□、生□及□售□品的□□；

Party A is legally qualified to invest, produce and distribute pharmaceuticals;

(ii) 乙方□有蛋氨酸□啡□（下称"MEK"）原料及□干□的生□技□，包括但不限于乙方□有的□利，乙方通□□可□得的□利使用□且□已□得□等□利的再□可□，乙方的□有技□（下称"MEK 技□"）；
Party B owns technologies for the production of raw material and lyophilized injection of methionine enkephalin ("MEK"), including but not limited to Party B's own patents, Party B's licenses under patent licensing agreements and Party B's know-how (the "MEK Technologies").

(iii) 双方愿意按本□□□定的条件和条款□行合作，以使甲方□得 MEK 技□在中国境内之独家□可□，并□得中国国家食品□品□督管理局（下称"SFDA）□□的国家一□新□ MEK 原料及□干□新□□□（下称"新□□□"）及生□批件（下称"生□批件"）（下称"合作"）

The parties have agreed to expand the clinical trials from pancreatic to both pancreatic and liver cancer

(iv) Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is conflict between this amendment and the Agreement or any earlier amendment, the terms of this amendment will prevail.

Execution page
□ 署 □

TNI 生物技□有限公司 **TNI Biotech, Inc.**	**湖北潜江制□股份有限公司** **Hubei Qianjiang Pharmaceutical Co., Ltd.**
Noreen McGurrin Griffin 女士 **Ms. Noreen McGurrin Griffin**	**叶□革先生** **Mr. Ye Jige**
/s/ Ms. Noreen McGurrin Griffin	**/s/ Mr. Ye Jige**

STRATEGIC FRAME WORK AGREEMENT

日期：2013 年[ ]月[ ]日
FEBRUARY 24, 2013

达成于
BETWEEN

TNI 生物技□有限公司
TNI BIOTECH, INC.

和
AND

湖北潜江制□股份有限公司
HUBEI QIANJIANG PHARMACEUTICAL CO., LTD.

This Strategic Framework Agreement for Cooperation (the "Agreement") by and Between Hubei Qianjiang Pharmaceutical Co., Ltd ("Party A") and TNI BioTech. Inc (Party B") signed on February 24, 2013 in Bethesda, Maryland.

TNI BioTech ("TNIB") is a registered public company in the US focused on the infectious disease market by offering compounds for the acquired immunodeficiency syndrome. It engages in the research activities directed towards the study of Naltraxone in Low Dose as a immune modulator.

Affirming the genuine desire the two companies to establish a long term relationship of cooperation in the product development and sales strategic improvement financial funding and etc., have agreed to the following:

Section 1 Purpose of Cooperation

1.1 This Agreement is a framework agreement whose purpose is to establish the course of the future relationship and cooperation between the two parties.

1.2 This Agreement focuses on the establishment of further cooperation in new product R&D and market development based on both parties' advantages.

Section II Topic of Cooperation

2.1 Co-invest to develop and market products focusing on HIV AIDS cancer and other related immune system therapies.

2.2 Develop co-ventured manufacturing either in China or any other countries determined in the best interest of the parties.

2.3 Develop co-ventured distribution of the Parties in China. Central America, South America, Africa and the United States.

2.4 Develop co-ventured Parties other technology products and ventures that the parties mutually agree to pursue.

2.5 Both Parties will share technology and information to pursue this mutual cooperation.

Section III Model of Cooperation

3.1 Both Parties will endeavor to exchange information in the most efficient manner possible. Each party will designate its select members to form the cooperation team and cooperation team will share information and communication on possible projects,

32. Each potential will be memorialized in a Memorandum of Intent if the Memorandum of Intent is signed by both parties the Memorandum of Intent will be formulized into a Definitive Documents. If the Memorandum of Intent is not executed then it shall have not further force or effect.

Section IV Confidential Information

4.1 It is agreed by the Parties there shall be no disclosure any information concerning any provision of this agreement with out the express permission of the other party.

4.2 Any party in breach of this confidential term shall bear all the loss to the other party.

Section V Effective and Others

5.1 All notices under this Agreement shall be sent via electronic mail or by over night mail with an internationally recognized carries. And any change of notice shall be sent to the other party within 15 working days by mail. The parties designated are

Execution page
□ 署 □

TNI 生物技□有限公司
TNI Biotech, Inc.

Noreen McGurrin Griffin 女士
Ms. Noreen McGurrin Griffin

/s/ Ms. Noreen McGurring Griffin

____

湖北潜江制□股份有限公司
Hubei Qianjiang Pharmaceutical Co., Ltd.

叶□革先生
Mr. Ye Jige

/s/ Mr. Ye Jige

____